UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020 (August 6, 2020)

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Gate Blvd., Suite 320

Garden City, NY 11530

(Address of Principal Executive Office)

516-665-8200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On August 6, 2020, Beyond Air, Inc. (the “Company”) entered into a Supply Agreement (the “Agreement”) with Spartronics Watertown, LLC (“Spartronics”). Under the Agreement, Spartronics shall manufacture and supply to the Company units of the Company’s LungFitTM system at prices as set forth in the Agreement.

The Agreement shall expire on December 31, 2024. The Agreement will renew automatically for successive three year period(s) unless and until the Company or Spartronics provides 12 months notice of intent not to renew.

The above description of the Agreement is qualified in its entirety by the Agreement, which is attached to this report as Exhibit 10.1 and which is incorporated by reference into this item 1.01.

Item 2.02 Results of Operations and Financial Condition

On August 6, 2020, the Company issued a press release (the “Press Release”) regarding its financial results for its fiscal first quarter ended June 30, 2020. A copy of the Press Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

See Item 2.02 which is incorporated by reference, in its entirety, into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Supply Agreement ***
99.1	Press release issued August 6, 2020

*** Certain portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, INC.

Date: August 12, 2020	By:	/s/ Steven A. Lisi
Steven A. Lisi
Chief Executive Officer